STOCK PURCHASE AGREEMENT

               THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the 14th day of July, 2008, by and between ROBERT TONGE (“Seller”) and FASTCASH INTERNATIONAL LIMITED, a corporation organized and existing under the laws of the British Virgin Islands (“Purchaser”).

EXPLANATORY STATEMENT

               Seller owns all of the issued and outstanding shares of capital stock (collectively, the “Company Shares”) of each of the following entities (each a “Company” and collectively, the “Companies”), as follows:

Company	Company Shares

FastCash Dominica Limited, a corporation organized and existing under the laws of the Commonwealth of Dominica (“FC Dominica”)	10,000 shares, par value EC$1.00 per share

Financial Services, Inc., a corporation organized and existing under the laws of the Commonwealth of Dominica (“FSI”)	10,000 shares, par value EC$1.00 per share

FastCash Limited, a corporation organized and existing under the laws of Grenada (“FC Grenada”)	10,000 shares, par value EC$1.00 per share

FastCash (St. Lucia) Limited, a corporation organized and existing under the laws of St. Lucia (“FC St. Lucia”)	10,000 shares, par value EC$1.00 per share

FastCash (Antigua), Limited, a corporation organized and existing under the laws of Antigua and Barbuda (“FC Antigua”)	10,000 shares, par value EC$1.00 per share

CashExpress Limited, a corporation organized and existing under the laws of St. Vincent and the Grenadines (“FC St. Vincent”)	10,000 shares, par value EC$1.00 per share

Each of the Companies is engaged in its jurisdiction in the payday loan business of advancing short term loans to borrowers secured by the pledge of the respective borrowers’ expected salary payment. Seller desires to sell and Purchaser desires to purchase all of the Company Shares representing 100% of the equity ownership in the Company, on the terms and conditions hereinafter set forth.

               NOW THEREFORE, for the mutual consideration set out herein, the parties hereto agree as follows:

               1.          Definitions; Rules of Construction.

                            1.1.      The Explanatory Statement is hereby incorporated into this Agreement and made a part hereof.

                            1.2.     The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                            1.3.     Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, to the singular include the plural, to the part include the whole, and to the male gender shall also pertain to the female and neuter genders and vice versa. The term “including” is not limiting, and the term “or” has the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereto”, “hereunder” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section references are to this Agreement unless otherwise specified.

               2.          Purchase of the Company Shares.

                            Concurrent with the execution hereof, Purchaser hereby purchases from Seller, and Seller hereby sells, assigns and transfers to Purchaser, good and marketable title to all of the Company Shares, free and clear of any and all liens, claims or encumbrances of every nature whatsoever.

               3.          Consideration.

                            The consideration to be paid by Purchaser for the purchase of all of the Company Shares concurrently with the execution hereof is US$6.00.

               4.          Seller’s Representations and Warranties.

                            Seller represents and warrants to Purchaser that:

                            4.1.     Existence and Good Standing. Each of the Companies: (i) is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation as stated above; and (ii) has the corporate power and authority to own, lease, and operate its properties and carry on its business as now being conducted by it.

                            4.2.     Capitalization. The capitalization of each of the Companies consists exclusively of the respective Company Shares. All of the issued and outstanding Company Shares are held of record and beneficially by Seller. All such outstanding Company Shares are duly authorized, validly issued, fully paid, nonassessable, and free of preemptive rights, with no personal liability attaching to the ownership thereof.

                            4.3.     Title to Company Shares; Options. Seller has good and marketable title to the Company Shares free and clear of any lien, claim or encumbrance. There are no proxies granted to any party with respect to any of the Company Shares. There are no outstanding or authorized options, warrants, calls, subscriptions, rights, convertible securities, commitments, agreements, or understandings of any character obligating any of the Companies or Seller to issue, sell or transfer any shares of any Company’s capital stock of any class or securities convertible into, or evidencing the right to purchase, any shares of any Company’s capital stock of any class.

                            4.4.     Subsidiaries. None of the Companies has any subsidiaries and none of the Companies owns, directly or indirectly, any interest in or control any corporation, partnership, joint venture or other business association.

                            4.5.     Company Shares. The Company Shares represent 100% of the equity ownership in each of the Companies.

                            4.6.     Approvals. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation, any court, administrative agency or other governmental regulatory authority, or any governmental or non-governmental trade group, is required by any Company or Seller in connection with the execution and delivery by Seller of this Agreement or any instrument executed in connection therewith, or the performance by Seller of the transactions described herein and for the operation of each Company’s business by Purchaser following the date hereof.

                            4.7.     Company Business. All payday and micro loan business or transactions conducted by Seller in each of the following jurisdictions prior to the date hereof has been conducted exclusively through the following respective Companies:

Jurisdiction	Company

The Commonwealth of Dominica	FSI
The Commonwealth of Dominica	FC Dominica
Grenada	FC Grenada
St. Lucia	FC St. Lucia
Antigua and Barbuda	FC Antigua
St. Vincent and the Grenadines	FC St. Vincent

                            4.8.     Title to Property and Related Matters. Each of the Companies has good and marketable title to all assets and properties used in its business of any kind or character, free and clear of any liens or encumbrances, and all such assets and properties are reflected on the balance sheet included in the audited financial statements of such Company as of December 31, 2007 attached hereto (the “Financial Statements”). All such assets constitute all of the assets and properties used in such Company’s business of any kind or character as heretofore conducted. Except for matters that may arise in the ordinary course of business, such Company’s material assets are in good operating condition and repair, reasonable wear and tear and normal obsolescence excepted. There does not exist any condition or agreement that materially interferes with the use of such assets in the conduct of the Company’s business in the ordinary course.

                            4.9.     Financial Statements. The Financial Statements for each of the Companies and all other financial information of the Companies delivered to Purchaser are accurate and complete in all material respects and fairly present such Company’s financial position as at the dates set forth therein and the results of its operations for the periods reflected therein. Without limiting the generality of the foregoing, such financial statements do not contain any untrue statement of a material fact or omit to state any material fact necessary to make such financial statements not misleading.

                            4.10.    Undisclosed Liabilities. Except as disclosed in the Financial Statements for each Company, as of the dates referred to in the Financial Statements such Company has no liabilities or obligations of any kind, whether accrued, absolute, contingent or otherwise, and whether or not required to be disclosed on a balance sheet prepared in conformity with GAAP, and since the date of the last such financial statement, such Company has incurred no such liability or obligation other than in the ordinary course of business and in amounts consistent with historic business operations.

                            4.11.    Compliance; Governmental Authorizations. Each of the Companies has heretofore complied with all laws, ordinances, regulations and orders applicable to its business, which, if not complied with, would materially and adversely affect its business. Each of the Companies has all governmental licenses and permits necessary for the conduct of its business, all such licenses and permits are in full force and effect, there are no violations of any such licenses or permits, and no proceedings are pending or threatened to revoke or limit the use of such licenses or permits.

                            4.12.    Litigation. Except for claims of vendors the accounts of which are included in the payables included in the Financial Statements with respect to each Company, there are no actions, suits, claims, investigations or legal, administrative or arbitration proceedings pending against any of the Companies or any of its assets or business, whether at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality, nor does Seller know of a threat of, or any basis for, any such action, suit, claim, investigation or proceeding.

                            4.13.    Books and Records. Each of the Companies has made available to Purchaser and its representatives all of such Company’s tax, accounting, corporate and financial books and records, whether in written, electronic or other form. All such books and records are complete and correct, have been maintained on a current basis, and fairly reflect the basis for such Company’s financial condition and results of operations as set forth in the Financial Statements with respect to such Company.

                            4.14.    Knowledge of Adverse Conditions. To the knowledge of Seller, there are no present or future conditions, state of facts or circumstances which has affected or may in the aggregate have a material adverse effect upon the business or prospects of each of the Companies taken as a whole.

               5.          Companies’ Representations and Warranties.

                            Each of the Companies represents and warrants to Purchaser with respect to such Company and its issued and outstanding shares of capital stock that:

                            5.1.     Capitalization. The capitalization of such Company consists exclusively of the respective Company Shares. All of its issued and outstanding Company Shares are held of record and beneficially by Seller. All such outstanding Company Shares are duly authorized, validly issued, fully paid, nonassessable, and free of preemptive rights, with no personal liability attaching to the ownership thereof.

                            5.2.     Title to Company Shares; Options. Seller has good and marketable title to such Company Shares free and clear of any lien, claim or encumbrance. There are no proxies granted to any party with respect to any of such Company Shares. There are no outstanding or authorized options, warrants, calls, subscriptions, rights, convertible securities, commitments, agreements, or understandings of any character obligating the Company or Seller to issue, sell or transfer any shares of the Company’s capital stock of any class or securities convertible into, or evidencing the right to purchase, any shares of any Company’s capital stock of any class.

                            5.3.     Subsidiaries. The Company has no subsidiaries and does not own, directly or indirectly, any interest in or control any corporation, partnership, joint venture or other business association.

                            5.4.     Company Shares. The Company Shares with respect to such Company represent 100% of the equity ownership in the Company.

                            5.5.     Approvals. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation, any court, administrative agency or other governmental regulatory authority, or any governmental or non-governmental trade group, is required by the Company or Seller in connection with the execution and delivery by Seller or the Company of this Agreement or any instrument executed in connection therewith, or the performance by Seller of the transactions described herein and for the operation of the Company’s business by Purchaser following the date hereof.

                            5.6.     Title to Property and Related Matters. It has good and marketable title to all assets and properties used in its business of any kind or character, free and clear of any liens or encumbrances, and all such assets and properties are reflected on the balance sheet included in its Financial Statements. All such assets constitute all of the assets and properties used in its business of any kind or character as heretofore conducted. Except for matters that may arise in the ordinary course of business, its material assets are in good operating condition and repair, reasonable wear and tear and normal obsolescence excepted. There does not exist any condition or agreement that materially interferes with the use of such assets in the conduct of its business in the ordinary course.

                            5.2.     Financial Statements. The Financial Statements for such Company and all other financial information of such Company delivered to Purchaser are accurate and complete in all material respects and fairly present such Company’s financial position as at the dates set forth therein and the results of its operations for the periods reflected therein. Without limiting the generality of the foregoing, such financial statements do not contain any untrue statement of a material fact or omit to state any material fact necessary to make such financial statements not misleading.

                            5.3.     Undisclosed Liabilities. Except as disclosed in its Financial Statements, as of the dates referred to in the Financial Statements such Company has no liabilities or obligations of any kind, whether accrued, absolute, contingent or otherwise, and whether or not required to be disclosed on a balance sheet prepared in conformity with GAAP, and since the date of the last such financial statement, such Company has incurred no such liability or obligation other than in the ordinary course of business and in amounts consistent with historic business operations.

                            5.4.     Compliance; Governmental Authorizations. It has heretofore complied with all laws, ordinances, regulations and orders applicable to its business, which, if not complied with, would materially and adversely affect its business. Such Company has all governmental licenses and permits necessary for the conduct of its business, all such licenses and permits are in full force and effect, there are no violations of any such licenses or permits, and no proceedings are pending or threatened to revoke or limit the use of such licenses or permits.

                            5.5.     Litigation. Except for claims of vendors the accounts of which are included in the payables included in its Financial Statements, there are no actions, suits, claims, investigations or legal, administrative or arbitration proceedings pending against such Company or any of its assets or business, whether at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality, nor does such Company know of a threat of, or any basis for, any such action, suit, claim, investigation or proceeding.

                            5.6.     Books and Records. It has made available to Purchaser and its representatives all of such Company’s tax, accounting, corporate and financial books and records, whether in written, electronic or other form. All such books and records are complete and correct, have been maintained on a current basis, and fairly reflect the basis for such Company’s financial condition and results of operations as set forth in the Financial Statements with respect to such Company.

               6.          Purchaser’s Representations and Warranties.

                            Purchaser represents and warrants to Seller that:

                            6.1.     Existence and Good Standing. Purchaser: (i) is a corporation duly organized, validly existing, and in good standing under the laws of the British Virgin Islands; and (ii) has the corporate power and authority to own, lease, and operate its properties and carry on its business as now being conducted by it.

                            6.2.     Approvals. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation, any court, administrative agency or other governmental regulatory authority, or any governmental or non-governmental trade group, is required by Purchaser in connection with the execution and delivery by Purchaser of this Agreement or any instrument executed in connection therewith, or the performance by Purchaser of the transactions described herein.

               7.          Miscellaneous.

                            This Agreement shall be governed by and construed in accordance with, the laws of the British Virgin Islands. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall not be assignable by any party hereto except with the prior written consent of the other parties. This Agreement and the instruments to be executed and delivered concurrently herewith constitute the entire agreement between the parties hereto with respect to the subject matter hereof, superseding all prior negotiations, correspondence, understandings and agreements, if any, between the parties; no amendment or modification of this Agreement shall be binding on the parties unless made in writing and duly executed by all parties. There are no oral or implied agreements and no oral or implied warranties between the parties hereto other than those expressed herein. Each of the parties hereto agrees to execute, acknowledge, seal and deliver, after the date hereof, such further assurances, instruments and documents and to take such further actions as the other may reasonably request in order to fulfill the intent of this Agreement and the transactions contemplated hereby.

                            IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

WITNESS:		Seller:

Illegible		/s/ Robert Tonge

ROBERT TONGE

Purchaser:
FASTCASH INTERNATIONAL LIMITED

Illegible	By:	/s/ Jonathan Malamud

Jonathan Malamud

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          Each of the Companies joins in the execution of this Agreement for the purpose of making the representations and warranties with respect to itself set forth in Section 5 above.

WITNESS:	FASTCASH DOMINICA LIMITED

Illegible	By:	/s/ Robert Tonge

Robert Tonge

FINANCIAL SERVICES, INC.

Illegible	By:	/s/ Robert Tonge

Robert Tonge

FASTCASH LIMITED

Illegible	By:	/s/ Robert Tonge

Robert Tonge

FASTCASH (ST. LUCIA) LIMITED

Illegible	By:	/s/ Robert Tonge

Robert Tonge

FASTCASH (ANTIGUA), LIMITED

Illegible	By:	/s/ Robert Tonge

Robert Tonge

CASHEXPRESS LIMITED

Illegible	By:	/s/ Robert Tonge

Robert Tonge